Exhibit 99.1

Forkardt Business

Combined Financial Statements as of
December 31, 2012 and for the Year Ended December 31, 2012, and Independent Auditors’ Report.

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Hardinge, Inc.

Report on the Financial Statements

We have audited the accompanying combined financial statements of  the Forkardt Business, which comprise the combined balance sheet as of December 31, 2012, and the related combined statements of income, comprehensive income, changes in group equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Forkardt Business as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

As disclosed in Note 9 of the notes to financial statements, in May 2013, Cherry Acquisition Corporation, a wholly owned subsidiary of Hardinge, Inc., acquired substantially all of the assets of the Forkardt Business and assumed certain of the Forkardt Business’s liabilities.

/s/ Crowe Horwath LLP

Grand Rapids, Michigan	Crowe Horwath LLP

July 24, 2013

FORKARDT BUSINESS

COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2012

(in thousands)

Dec 31
2012
ASSETS

Current assets:
Cash and equivalents	$506
Accounts receivable	7,178
Inventories	3,872
Deferred income tax assets	193
Prepaid expenses and other current assets	727

Total current assets	12,476

Plant and equipment:
Land	72
Buildings and improvements	2,590
Machinery and equipment	14,833
Tools, dies and molds	98
Construction in progress	35

17,628

Accumulated depreciation	(14,118)

Net plant and equipment	3,510

Goodwill	7,223

Intangible assets, net	1,383

Deferred income tax assets	136

Other assets	226

Total assets	$24,954

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$1,076
Accrued expenses	2,282
Withholding and income taxes payable	227

Total current liabilities	3,585

Noncurrent liabilities:
Deferred income tax liabilities	2,034
Other liabilities	220

Total noncurrent liabilities	2,254

Group equity	17,309

Accumulated other comprehensive income	1,806

Total group equity and other comprehensive income	19,115

Total liabilities and group equity	$24,954

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands)

2012

Net Sales	$46,889

Cost of Sales	28,840

Gross Profit	18,049

Selling, General and Administrative Expenses	11,256

Management Fees	1,037

Amortization	437

Operating Income	5,319

Interest Income	1

Other Income (Expense)	(58)

Income Before Income Taxes	5,262

Income Taxes	1,650

Net Income	$3,612

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands)

2012

Net Income	$3,612

Other comprehensive Income

Foreign currency translation adjustment	361
Pension and other postretirement benefit adjustment, net of tax	(14)

Comprehensive Income	$3,959

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENT OF CHANGES IN GROUP EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

			Total
		Accumulated	Group Equity
		Other	& Other
	Group	Comprehensive	Comprehensive
	Equity	Income	Income

BALANCE — January 1, 2012	$14,888	$1,459	$16,347

Net income	3,612	—	3,612

Distributions to parent — net	(1,191)	—	(1,191)

Other Comprehensive Income	—	347	347

BALANCE — December 31, 2012	$17,309	$1,806	$19,115

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENT OF CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

2012

CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income	$3,612
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	914
Change in deferred income taxes	(57)
Provision for uncollectible accounts	(8)
Gain on sale of plant and equipment	(12)
Change in assets and liabilities:
(Increase) decrease in:
Trade receivables	(1,035)
Inventories	(132)
Prepaid expenses and other assets	(577)
Increase (decrease) in:
Accounts payable	(741)
Accrued expenses and other liabilities	112
Income taxes receivable and payable	152

Net cash provided by operating activities	2,228

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Additions to plant and equipment	(899)
Proceeds from sale of plant and equipment	91

Net cash used in investing activities	(808)

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Distributions to parent — net	(1,233)

Net cash used in financing activities	(1,233)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND EQUIVALENTS	12

CASH AND EQUIVALENTS:
Increase during the year	199
Beginning of year	307

End of year	$506

CASH PAID FOR TAXES	$401

See notes to combined financial statements.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

1.                      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Combination — The Forkardt Business (“Forkardt”) consists of the wholly owned subsidiaries and related businesses of Illinois Tool Works Inc. (“ITW”) that design, manufacture and distribute patented, high quality workholding devices and provide related customer services. Forkardt has operations in the United States, Germany, France and Switzerland. All significant inter-company balances and transactions have been eliminated.

The wholly owned subsidiaries and related businesses of ITW that are included in this statement are:

ITW Workholding, a division of ITW operating in the United States of America,

Forkardt Deutschland GmbH, a wholly owned subsidiary of ITW operating in Germany,

Forkardt France SAS, a wholly owned subsidiary of ITW operating in France,

Forkardt Schweiz AG, a wholly owned subsidiary of ITW operating in Switzerland.

Basis of Presentation — The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Forkardt’s combined financial statements reflect the historical financial position, results of operations, and cash flows of all wholly owned subsidiaries of ITW that comprise Forkardt prepared on a combined basis. The combined financial statements include all revenue, costs, assets, liabilities and cash flows directly attributable to Forkardt, as well as allocations of direct and indirect corporate expenses, which are based upon an allocation method that in the opinion of management is reasonable. Furthermore, goodwill and intangible assets, as well as the respective amortization expenses relating to Forkardt have been pushed down and recorded in the accompanying combined financial statements. However, Forkardt was not operated as a stand-alone company for the periods presented and, as such, the combined financial statements may not be fully indicative of the financial position, results of operations and cash flows had Forkardt been a stand-alone company.

For purposes of these combined financial statements, all cash transactions with ITW (parent) and with ITW affiliates outside of Forkardt have been included in group equity. All intercompany transactions within the combined group have been eliminated. Additional disclosures are included in Note 8.

Forkardt is reporting both North American and international results on a calendar year basis.

Foreign subsidiaries’ assets and liabilities are translated to U.S. dollars at the end-of-period exchange rates. Revenues and expenses are translated at average rates for the period. Translation adjustments are reported as a component of accumulated other comprehensive income.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

Revenue Recognition — Sales are recognized when realized or realizable and title to the product, ownership and risk of loss are transferred to the customer, which occurs either at time of shipment or upon delivery based on the terms of sale. Revenues consist of the sales value of sold products less returns and allowances, costs of sales incentive programs and rebates. Amounts billed to customers for shipping and handling is recorded as revenue. One Swiss customer accounted for more than 5% of combined revenues in 2012.

Sales Tax / VAT — Forkardt collects and remits taxes assessed by different governmental authorities that are both imposed on and concurrent with revenue producing transactions between Forkardt and its customers.  These taxes may include sales, use and value-added taxes.  Forkardt reports the collection of these taxes on a net basis (excluded from revenues).

Research and Development Costs — Research and development costs are expensed when incurred. The cost of materials, equipment, or facilities which have alternative future uses are capitalized and amortized over their estimated useful lives. Research and development expenses were $172 in 2012. Research and development costs were included in costs of sales in the combined statement of income.

Advertising Expenses — Advertising costs include samples, brochures and media advertising  are recorded in the period incurred. Total advertising costs were $276 in 2012.

Other Income (Expense) — Net — Other income (expense) — net for the year ended December 31, 2012, consisted of losses on foreign currency transactions only.

Income taxes — Forkardt utilizes the asset and liability method of accounting for income taxes. Deferred income taxes are determined based on the estimated future tax effects of differences between the financial and tax basis of assets and liabilities given the provisions of the enacted tax laws. The United States, France, Switzerland and Germany operations of Forkardt are included in consolidated ITW tax returns in those jurisdictions. For purposes of the combined financial statements, the income tax provision and related deferred taxes attributable to Forkardt’s operations have been calculated using the separate return method. Under the separate return method, Forkardt reflects the income tax accounts based on estimates of amounts that would have been recorded had the entities in Forkardt filed separate tax returns. For operations included in ITW consolidated returns, the current taxes payable is assumed paid to ITW as incurred.

The Company is subject to taxes in the jurisdictions mentioned above and various other state and local income tax jurisdictions. The Company is generally no longer subject to examination by taxing authorities for years before December 31, 2009. A provision is recorded for an uncertain tax position whenever it is more likely than not that an unfavorable outcome would result if the position were subject to examination.  There are no such uncertain tax positions as of December 31, 2012. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months.

The separate entity provisions have been determined assuming the undistributed earnings of the foreign entities are invested on an indefinite basis and do not include any additional tax provision related to distributions.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

Cash and Equivalents — Cash and equivalents includes cash and interest-bearing demand deposits in accounts in the name of the separate legal entities within Forkardt. All cash sweep activity and deposits or overdrafts in accounts in the name of ITW or its affiliates outside Forkardt have been classified in group equity.

Allowance for Doubtful Accounts — Forkardt estimates the allowance for uncollectible accounts based on the greater of a specific reserve or a reserve calculated based on the historical write-off percentage over the last two years. In addition, the allowance for uncollectible accounts includes reserves for customer credits and cash discounts, which are also estimated based on past experience. The total allowance for doubtful accounts as of December 31, 2012 was $92.

Inventories — Inventory is stated at the lower of cost or market and includes material, labor and factory overhead. The first-in, first-out (FIFO) method, which approximates current cost, is used for inventories at Forkardt’s domestic and international operations. Inventories are reduced for estimated excess and obsolete inventory. At December 31, 2012, the allowance for excess and obsolete inventory was $628.

Property and Equipment — Property and equipment are stated at cost and depreciated using the declining-balance method or the straight-line method over the estimated useful life of the assets as follows:

Buildings and improvements	10–50 years
Machinery and equipment	3–20 years
Tools, dies and molds	1–3 years

Depreciation expense for the year ended December 31, 2012 was $478.

Impairment of Long-Lived Assets — Forkardt reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be recoverable. An asset group is impaired when its carrying value exceeds the undiscounted future cash flows generated by such assets. Any impairment charge is recognized based on the excess of the carrying value of the asset group over the fair value of such assets.  There was no such impairment during 2012.

Goodwill — Goodwill represents the excess cost over fair value of the net assets of purchased businesses. Forkardt does not amortize goodwill or intangible assets that have indefinite lives. Annually, management reviews its goodwill and intangibles for impairment or when events and circumstances warrant such a review. When performing its annual goodwill impairment assessment, Forkardt compares the estimated fair value of each of its reporting units to its carrying value. Fair values are determined using various methods, including discounting estimated future cash flows, use of market multiples and quoted market prices of relevant public companies.  If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded for the difference between the implied fair value of goodwill and the carrying value of the reporting unit’s goodwill.  There was no such impairment during 2012.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

Intangible Assets, net - Intangible assets consist of customer lists, patents, and trademarks that are initially measured at fair value. Intangible assets are assessed for impairment if events or circumstances indicate possible impairment and any such impairment will be recognized in the period identified.  The intangible assets are being amortized over 10 to 30 years.

Accrued Expenses — Accrued expenses as of December 31, 2012 were as follows:

2012

Compensation and benefits	$1,449
Warranty reserve	330
Customer deposits	278
Rebates	68
Current portion of pension obligations	83
Other	74

Total	$2,282

Warranty Reserve — Forkardt warrants the cost of repair or replacement and labor on commercial sales. Terms of the warranties generally vary from two to five years. Forkardt’s warranty reserve is determined based on historical experience. The changes in accrued warranties during 2012 were as follows:

2012

Beginning balance	$175
Charges	(254)
Provision charged to expense	404
Foreign currency translation	5

Ending balance	$330

Fair Values of Financial Instruments — Cash and equivalents, accounts receivable and accounts payable are recorded at face value. The book value of these financial instruments approximates fair value, which reflects the short maturity of those instruments.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Significant estimates include the allowance for doubtful accounts, the reserve for excess and obsolete inventory, the warranty reserve, useful lives for property and equipment and intangible assets, ITW allocations, income taxes and retirement and postretirement benefits. Actual results may differ from these estimates.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

2.                      INVENTORIES

Inventories as of December 31, 2012 consisted of the following:

2012

Raw materials	$53
Work in process	978
Finished goods	2,841

Total inventories, net	$3,872

3.                      GOODWILL AND INTANGIBLE ASSETS

The rollforward of changes in goodwill for the year ended December 31, 2012 were as follows:

2012

Beginning balance	$7,163
Foreign currency translation	60

Ending balance	$7,223

Intangible assets as of December 31, 2012:

	2012
		Accumulated
	Cost	Amortization	Net

Amortizable intangible assets:
Customer lists and relationships	$3,286	$(2,535)	$751
Patents and proprietary technology	773	(683)	90
Trademarks and brands	1,098	(556)	542

Total intangible assets	$5,157	$(3,774)	$1,383

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

Intangible assets are being amortized primarily on a straight-line basis over their estimated useful lives of eight to 30 years. The estimated amortization expense of intangible assets are as follows:

Year	Amortization

2013	$405
2014	399
2015	231
2016	64
2017 and thereafter	284

$1,383

4.                      COMMITMENTS AND CONTINGENCIES

Forkardt is subject to various legal proceedings and claims that arise in the ordinary course of business, including those involving product liability, contractual disputes, and general liability claims. Forkardt accrues for such liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Such accruals are based on management’s consideration of developments to date, estimates of the outcomes of these matters, and experience in contesting, litigating, and settling other similar matters. As of December 31, 2012 and based on analysis through July 24, 2013, the date on which the combined financial statements were available to issue, management was not aware of any legal proceedings or potential litigious concerns with regards to the Forkardt Business.

Forkardt’s non-cancelable operating leases include vehicles and office, warehouse and manufacturing space. Rental expense on noncancelable operating leases was $1,090 for 2012. Future minimum rental payments under noncancelable operating leases are as follows:

2013	$973
2014	557
2015	56

Total	$1,586

5.                      EMPLOYEE BENEFIT PLANS

Forkardt employees in the U.S. participate in ITW sponsored pension, postretirement health and welfare, and defined contribution plans. Additionally, certain of Forkardt’s international locations sponsor local defined benefit pension plans.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

ITW U.S. Pension Plan — The major ITW domestic pension plan in which Forkardt employees participate covers a substantial portion of Forkardt’s U.S. employees and provides benefits based on years of service and final average salary. Service costs associated with the ITW pension plan are charged to Forkardt by ITW annually based on the employees actively employed at the beginning of the year and the specific annual service cost for those employees. Expense related to the ITW pension plan was $243 in 2012. ITW U.S. Pension Plan costs were included in cost of sales as well as in selling, general and administrative expenses in the combined statement of income.  On a post-acquisition basis Forkardt employees will not participate in the plan and the acquirer has no obligation related to the benefits accrued under the arrangement.

ITW U.S. Postretirement Healthcare Plan — A limited number of Forkardt’s U.S. employees are also covered by the ITW postretirement healthcare plan which provides postretirement coverage of medical and life insurance costs. The associated cost of Forkardt’s employees participating in the ITW postretirement healthcare plan has been included in Forkardt’s financial statements based on a pro rata per employee allocation of the total ITW benefit cost. Expense related to the ITW postretirement healthcare plan was $41 in 2012. ITW U.S. Postretirement Healthcare Plan costs were included in cost of sales, as well as in selling, general and administrative expenses in the combined statement of income.  The plan will continue on a post-acquisition basis and liabilities related to the plan are considered to be insignificant.

As indicated above, the liabilities of the U.S. Domestic pension plan will not be assumed by the purchaser and the affected employees will not continue to participate in the plan on a post-acquisition basis.  Because of this and the relative immateriality of these plans to the operations of the Company, management believes the above disclosures related to these plans are adequate.

ITW U.S. Defined Contribution Plan — Forkardt employees also participate in the ITW defined contribution plan which allows employees to contribute pre-tax earnings with ITW matching contributions. The cost of matching employee contributions is billed to Forkardt. Expense related to the ITW defined contribution plan was $143 in 2012. ITW U.S. Defined Contribution Plan costs were included in cost of sales as well as in selling, general and administrative expenses in the combined statement of income.

ITW U.S. Health and Welfare Plan — Certain Forkardt employees participate in the ITW health and welfare plan, which provides coverage of medical, dental, life and long-term disability. ITW pays all of the costs and claims for this plan directly to the plan administrators and ITW bills Forkardt for an annual estimated health and welfare premium based on the number of active employees covered under the plan at the beginning of each year. No adjustment is recorded for any differences between the premium billed and actual costs incurred. Forkardt recorded expense, excluding contributions from employees, of $542 in 2012. ITW U.S. Health and Welfare Plan costs were included in cost of sales as well as in selling, general and administrative expenses in the combined statement of income.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

Forkardt International Pension Plans — Forkardt sponsors a defined benefit pension plan in France that cover the employees in the respective location. Net periodic benefit cost related to Forkardt’s foreign defined benefit pension plan for the year ended December 31, 2012, was as follows:

2012

Components of net periodic benefit cost:
Service cost	$7
Interest cost	13
Amortization of actuarial loss	3
Amortization of transition amount	5
Settlement gain	10

Net periodic benefit cost	$38

Change in the benefit obligation as of December 31, was as follows:

2012

Benefit obligation — beginning of period	$276
Service cost	7
Interest cost	13
Actuarial loss	27
Benefits paid	(37)
Settlement	11
Foreign currency translation	5

Benefit obligation — end of period	$302

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

The amounts recognized in the statement of financial position as of December 31, were as follows:

2012

Current liabilities	$83
Noncurrent liabilities	219

Net liability — end of year	$302

The pre-tax amounts recognized in accumulated other comprehensive income as of December 31, consisted of the following:

Net (gain) loss	$136

Assumptions — The weighted-average assumptions used in the valuations of pension were as follows:

2012

Assumptions used to determine benefit obligation — at December 31:
Discount rate	2.75%
Rate of compensation increases	3.00%

Cash Flows — The pension plan is generally funded to the extent such contributions are tax deductible. Forkardt plans to contribute $83 to its pension plan in 2013.

Forkardt’s portion of the benefit payments that are expected to be paid during the years ending December 31 was as follows:

Benefits

2013	$83
2014	7
2015	16
2016	12
2017	15
Years 2018–2022	80

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

6.                      ACCUMULATED OTHER COMPREHENSIVE INCOME

The following table summarizes changes in accumulated other comprehensive income:

	Foreign		Accumulated
	currency	Retirement	other
	translation	plan related	comprehensive
	adjustment	adjustment	income

Beginning balance, net of tax	$1,536	$(77)	$1,459
Other comprehensive income (loss) during the period	361	(14)	347
Less income (loss) reclassified to income	0	0	—
Net other comprehensive income (loss)	1,897	(91)	1,806
Income tax expense (benefit)	0	0	—
Ending balance, net of tax	1,897	(91)	1,806

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

7.                      INCOME TAXES

The components of the provision (benefit) for income taxes for the year ended December 31, 2012, were as follows:

2012

U.S. federal income taxes:
Current	$1,033
Deferred	(54)

979

Foreign income taxes:
Current	566
Deferred	(9)

557

State income taxes:
Current	108
Deferred	6

114

$1,650

Income before income taxes for domestic and foreign operations was as follows:

2012

Domestic	$3,083
Foreign	2,179

$5,262

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

The reconciliation between the U.S. federal statutory tax rate and the effective tax rate was as follows:

2012

U.S. federal statutory tax rate	35.0%
State income taxes, net of U.S. federal tax benefit	1.2%
Differences between U.S. federal statutory and foreign tax rates	(4.2)%
Tax relief for U.S. manufacturers	(1.4)%
Change in tax rates	0.2%
Other — net	0.5%

Effective tax rate	31.3%

The components of deferred income tax assets and liabilities as of December 31, 2012, were as follows:

	2012
	Asset	Liability

Accrued expenses and reserves	$229
Inventory reserves and LIFO inventory	12
Allowances for uncollectible accounts	8
Pension liabilities	45
Other	5
Goodwill and intangible assets	30	2,161
Plant and equipment	127

Net deferred income tax assets (liabilities)	$456	$2,161

Valuation allowances are established when it is estimated that it is more likely than not that the tax benefit of the deferred tax asset will not be realized. There was no valuation allowance recorded as of December 31, 2012.

Forkardt files consolidated and separate tax returns in the U.S. Federal jurisdiction and in state and foreign jurisdictions.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2012

(Dollars in thousands)

8.                      RELATED PARTY TRANSACTIONS

Forkardt did not operate as a stand-alone business and does not have all of the functions necessary for a stand-alone company. Accordingly, ITW provides various corporate services on behalf of Forkardt. These services include legal, accounting, tax, treasury, internal audit, information technology, human resources, risk management, and other functions. Forkardt is allocated a management fee to reflect the estimated proportionate cost of these services. These combined financial statements reflect allocated expenses associated with centralized ITW support functions, which generally include all payroll and benefit costs for ITW corporate management and employees, as well as other related costs. As allocations based on direct utilization are impracticable, the amount allocated is based on net revenues, which management believes to be a reasonable method to estimate both the direct and indirect historical costs incurred by ITW attributable to Forkardt. The total management fee allocated was $1,037 in 2012.

Forkardt is a licensee to ITW for the use of certain intellectual property and internal methodologies to manage the business. For purposes of these combined financial statements, the royalties associated with these license agreements were excluded from the combined financial statements, as the intangible assets relating to those royalties are recorded as separate assets in the accompanying combined financial statements. Respective intangible asset amortization expenses were $437 in 2012.

Receivable balances from ITW and from ITW affiliates outside of Forkardt were $17 as of December 31, 2012. Payable balances to ITW and to ITW affiliates outside of Forkardt were $16 as of December 31, 2012. These balances are recorded within trade receivables and accounts payable in the combined financial statements.

9.                      SUBSEQUENT EVENTS

Forkardt evaluated subsequent events through July 24, 2013, the date on which the combined financial statements were available to issue and determined that there are no subsequent events to disclose other than that disclosed below.

On May 9, 2013, Cherry Acquisition Corporation, a wholly owned subsidiary of Hardinge, Inc., acquired substantially all of the assets of Forkardt and assumed certain of Forkardt’s liabilities. The purchase price for this transaction totaled $34,250, before taking in to account customary purchase price transactions.

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